UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1150, Atlanta, GA 30309
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On March 30, 2013, Sibling Group Holdings, Inc., (the “Company”, “we”, “us”, “our”), through its wholly owned subsidiary, BLSCH Acquisition, LLC signed a Closing Terms Addendum (the “Closing Addendum”) to the previously disclosed Asset Purchase Agreement between the BLSCH Acquisition, LLC and BLENDEDSCHOOLS.NET, an unrelated third party (“Blended Schools”) dated November 25, 2013. Under the terms of the Closing Addendum, we closed on the purchase of assets of Blended Schools effective as of May 30, 2014.  Blended Schools provides online curriculum with 192 master courses for the K-12 marketplace, all Common Core compatible; a complete hosted course authoring and learning management system (LMS) environment featuring both Blackboard and Canvas; the new Language Institute, with online courses in Arabic, Chinese, Spanish, French, Japanese, Latin, Russian, German and Hindi, all oriented to meet today's ESL requirements. The Blendedschools.net staff provides online, and on-site training for Blended Learning training methods, conversion planning, and implementation.

Under the terms of the Closing Addendum, we agreed to pay the $550,000 purchase price for the assets by assuming $446,187 of Blended Schools’ debt, agreeing to pay up to an additional $50,000 in debt or payment to Blended Schools if the amount of its debts do not exceed $446,187 and by payment of $53,813 in cash on or before June 6, 2014.  Included in the debts we assumed is a $100,372 bank line of credit that we are obligated to pay off if we are unable to obtain the lender’s consent to an assignment by June 15, 2014.  In addition, we agreed to pay certain other debts of Blended Schools as provided for in the Asset Purchase Agreement.

The foregoing description of the Closing Addendum does not purport to be complete and is qualified in its entirety by the Closing Addendum, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 which is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item 2.03 is included under Item 1.01 of this Current Report on Form 8-K.

Item 7.01 - Regulation FD Disclosure.

On May 30, 2014 the Company issued a press release regarding the Blended Schools transaction. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d)  Exhibits

No.	Description
10.1	Closing Terms Addendum between BLSCH Acquisition, LLC and BLENDEDSCHOOLS.NET, dated May 30, 2014.
99.1	Press Release of Sibling Group Holdings, Inc. dated May 30, 2014 (furnished herewith).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Date: May 30, 2014	By:	/s/ Dave Saba
Dave Saba, President